Exhibit 10-26

ENERGY EAST CORPORATION

2000 Stock Option Plan

2007 STOCK OPTION AWARD AGREEMENT

     1.     Pursuant to the provisions of the 2000 Stock Option Plan, as it may be amended from time to time (hereinafter called the "Plan"), of Energy East Corporation (hereinafter called the "Company"), the Company hereby grants to                                      (hereinafter called the "Optionee"), subject in all respects to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of            shares of Common Stock ($.01 Par Value) of the Company at the purchase price of $24.76 per share (hereinafter called the "Option"). Capitalized terms not defined herein shall have the same definitions as in the Plan.

     2.     The Option is a Non-Statutory Stock Option and is intended not to qualify as an Incentive Stock Option under Section 422 of the Code.

     3.     Except as otherwise provided herein, the Option will become exercisable in installments as follows: The Option may be exercised on and after its grant date of February 7, 2007 ("Option Grant Date") in aggregate as to no more than 33 1/3 % of the total number of shares originally optioned, rounded to the next whole number; on and after January 1, 2008 in aggregate as to no more than 66 2/3 % of the total number of shares originally optioned, rounded to the next whole number; and on January 1, 2009 as to all optioned shares which have not previously been exercised. Partial exercises of the Option shall be made only with respect to whole shares of the Company's Common Stock. In no event may the Option granted hereunder be exercised after February 7, 2017 ("Option Expiration Date").

     4.     In addition to the grant of the Option hereunder, the Optionee is hereby granted the same number of Stock Appreciation Rights in tandem with the Option which entitle the Optionee to receive from the Company, upon the exercise of such Stock Appreciation Rights, an amount equal to the excess of the Fair Market Value of a share of the Company's Common Stock, determined on the date of the exercise, over the exercise price of the Option. Stock Appreciation Rights shall be exercisable under the same terms and conditions contained in Article 3 herein and shall expire on the Option Expiration Date. Upon their exercise, Stock Appreciation Rights shall be settled in cash. The exercise of Stock Appreciation Rights granted shall result in the corresponding cancellation of the Option to the extent of the number of shares of the Company's Common Stock as to which Stock Appreciation Rights are exercised. The exercise of the Option shall result in the corresponding cancellation of the Stock Appreciation Rights to the extent of the number of shares of the Company's Common Stock as to which the Option is exercised. The Option and the Stock Appreciation Rights are collectively referred to hereinafter as "Awards".

     5.     Neither the Option nor any right hereunder shall be assignable or transferable by the Optionee or be subject to any lien, obligation or liability of the Optionee, except that the Option may be transferred:

(a)  by the Optionee by will or the laws of descent and distribution;

(b)  by the Optionee, with the prior written consent of the committee administering the Plan ("Committee"), by gift to (i) the Optionee's spouse or a child or grandchild of the Optionee or of the Optionee's spouse, or (ii) a trust or an estate in which the Optionee or the Optionee's spouse or a child or grandchild of the Optionee or of the Optionee's spouse has a substantial interest; and

(c)  by the Optionee, with the prior written consent of the Committee, pursuant to a domestic relations order as defined in Section 414 of the Code, or any successor provision.

In the event of a transfer, the Option shall continue to be subject to all the terms and conditions contained herein and the Optionee shall remain obligated to pay to the Company, upon the exercise of the Option by the Optionee's transferee, amounts sufficient to satisfy any applicable federal, state and local withholding tax requirements. The Option may not be further transferred by the Optionee's transferee, except by will or the laws of descent and distribution. Moreover, the Committee may require a transferee who acquires the Option pursuant to Subsections (b) or (c) above to furnish to the Company, as a condition to the issuance of shares upon the exercise of the Option, an agreement (in such form as the Committee may specify) that is executed by the transferee and that contains such provisions, including representations and restrictions as to the transferability of the shares, as are required by the Committee.

In the event of the termination of the employment of the Optionee, the Option shall be exercisable by the Optionee's transferee only to the extent specified, and during the applicable periods set forth, in Section 11 hereof.

A transfer of all or any portion of the Option shall result in the concurrent transfer of the related tandem Stock Appreciation Rights. Stock Appreciation Rights may not be transferred by themselves.

      6.     Unless otherwise provided by the Committee, the Option, or any portion thereof, shall be exercised by a written notice (in such form as the Committee may specify) that is addressed to the Secretary of the Company and that specifies the number of shares with respect to which it is being exercised and the total exercise price. The written notice shall be accompanied by the payment of the exercise price in cash or the equivalent payable to the Company, or, unless otherwise provided by the Committee, by tendering (either actually or by delivery of a Committee-approved form attesting to stock ownership) previously acquired shares of the Company's Common Stock which are owned by the Optionee (or the Optionee's transferee) and which are not subject to any pledge or other security interest, or by any combination of the foregoing. With respect to shares tendered in lieu of the payment of cash or cash equivalents, such shares shall be valued on the basis of their Fair Market Value on the date of exercise. Unless otherwise provided by the Committee, an Option shall not be deemed exercised until the date ("Exercise Date") that both a written notice of exercise and the payment of the exercise price in the form required herein is provided to the Company in accordance with the provisions of Section 10 hereof.

The Committee, in its sole discretion, may, in lieu of delivering shares covered by the exercised Option, settle the exercise of the Option by means of a cash payment to the Optionee (or the Optionee's transferee) equal to the difference between the Fair Market Value of the Company's Common Stock determined on the Exercise Date and the Option Price. The Committee shall at the same time return to the Optionee (or the Optionee's transferee) any payment for the shares covered by the Option.

Unless otherwise provided by the Committee, (i) the Stock Appreciation Rights shall be exercised by delivery of a written notice that is addressed to the Secretary of the Company and that specifies the number of shares with respect to which the Stock Appreciation Right is being exercised, and (ii) the Exercise Date with respect to a Stock Appreciation Right shall be the date the written notice of exercise of the Stock Appreciation Right is provided to the Company in accordance with the provisions of Section 10 hereof.

     7.     As a condition to the issuance of shares of Common Stock of the Company under the Option, the Optionee shall remit (or cause to be remitted) to the Company an amount sufficient to satisfy any applicable federal, state and local withholding tax requirements. An Optionee may, totally or in part, satisfy this obligation by electing to have shares withheld (with the consent of the Optionee's transferee, in the event the Option is exercised by a transferee) or by delivering other shares having a Fair Market Value equal to the amount required to be withheld, provided that this election is made in writing on or prior to the date of the exercise of the Option. The Fair Market Value of any shares so withheld or delivered shall be determined as of the date the taxes are required to be withheld.

     8.     Except as otherwise provided herein, to the extent that all or any portion of the exercise price, or taxes incurred in connection with the exercise of the Option, are paid by the Optionee by surrendering shares of the Company's Common Stock (or, in the case of the payment of taxes, by the withholding of shares) then, concurrently with such surrender or withholding, the Optionee shall be granted as an additional option a replacement option, subject in all respects to the provisions of the Plan, including but not limited to Article V thereof. The replacement option, to the extent permissible, shall cover the number of shares of the Company's Common Stock surrendered to pay the exercise price plus the number of shares surrendered or withheld to satisfy the Optionee's tax liability and shall have an exercise price equal to 100% of the Fair Market Value of the Company's Common Stock determined on the date such replacement option is granted. The replacement option shall not be exercisable for six months from the date of its grant and shall expire on the Option Expiration Date. No replacement option shall be issued after August 7, 2017. Replacement options shall be issued with respect to options which are themselves replacement options. Notwithstanding the foregoing, neither the surrender of shares in connection with the exercise of the Option (or a replacement option) by the Optionee's transferee, nor the surrender or withholding of shares in connection with the payment of any taxes incurred with respect to such an exercise, shall result in the grant of a replacement option to any party.

     9.     The Company shall, on or as soon as practicable after the date of the exercise of all or a portion of the Option, deliver to the Optionee (or the Optionee's transferee) a certificate or certificates for the appropriate number of shares of the Company's Common Stock (or in the event that the Company is using a book entry system, make the appropriate book entry). Notwithstanding anything to the contrary contained in the Plan or this Agreement, the Company shall not be required to issue shares of Common Stock until all applicable legal; listing; registration and regulatory requirements or approvals relating to the issuance have been satisfied or obtained. The shares of the Company's Common Stock issued upon the exercise of an Option may not be transferred except in accordance with all applicable federal and state securities laws, rules and regulations. Certificates issued to transferees of the Optionee may contain legends reflecting any restrictions on transferability imposed by the Company in order to comply with such laws, rules and regulations. The Company shall not be required to register any shares issued to any transferees of the Optionee.

     10.    All notices under this Agreement shall be in writing. Notices, other communications and payments provided for in this Agreement shall be deemed to have been duly given or made when delivered in person or when mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the Company at the address set forth below or to the Optionee at the address set forth on the signature page of this Agreement or to such substitute address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

Corporate Secretary Energy East Management Corporation 89 East Avenue Rochester, New York 14649 Attention: Paul T. Karakantas

Notice to the Company may be given by telecopy and shall be deemed to have been given when received by the Company at the telecopy number designated by the Company.

     11.    Termination of Employment.

a)  In the event that the Optionee ceases to be an employee of any of the Company and its affiliates by reason of death, retirement or permanent disability, the Awards may be exercised by the Optionee or by the Optionee's legal representative or representatives or by the persons entitled to do so under the Optionee's will or the laws of descent and distribution, to the extent the Awards are or become exercisable under the vesting provisions set forth in Section 3 hereof, but in no event after the Option Expiration Date.

(b)  In the event that the Optionee ceases to be an employee of any of the Company and its affiliates by reason of termination by any of the Company and its affiliates of the Optionee's employment for cause (as determined in the sole discretion of the Committee), the Awards shall expire to the extent that they are unexercised at the time of such termination of employment.

(c)  In the event that the Optionee ceases to be an employee of any of the Company and its affiliates for any reason other than death, retirement, permanent disability or termination of employment by any of the Company and its affiliates for cause, the Awards shall expire to the extent that they are unexercised at the time such Optionee ceases to be an employee of any of the Company and its affiliates.

(d)  Notwithstanding the foregoing, in the event that the Optionee ceases to be an employee of any of the Company and its affiliates for any reason other than "Death, "Retirement", Disability" or "Cause" (as defined below) during the period of two years beginning upon the occurrence of a Change of Control (as defined in Section 18), the Awards may be exercised by the Optionee or the Optionee's legal representative or representatives or by the persons entitled to do so under the Optionee's will or the laws of descent and distribution, to the extent the Awards are exercisable as of the date of the Optionee's termination of employment, during the one-year period following the date of such termination of employment, but not after the expiration of such period, and in no event after the Option Expiration Date. For purposes of this Section 11(d), the term "Cause" shall mean (1) "Cause" as defined in any individual employment, severance or similar agreement between the Optionee and the Company or one of its Affiliates that is in effect at the time of termination of employment, or (2) if there is no such agreement or if it does not define Cause, the Optionee's (A) commission of a felony under federal law or the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the Optionee's employment duties, or (C) willful and deliberate failure to perform the Optionee's employment duties in any material respect, which failure is not cured by the Optionee promptly after receiving written notice thereof.

     12.    In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, then in any such event the number and kind of shares subject to the Awards and the exercise price per share may be appropriately adjusted consistent with such change in such manner as the Committee in its sole discretion may deem equitable. If deemed necessary or appropriate by the Committee, provision may be made for the payment to the Optionee of a cash amount in cancellation of the Award equal to its then-value, as determined by the Committee; provided, that if such event takes place in connection with a Change of Control such value shall be based on the value received by the holders of the outstanding Common Stock in connection with the Change of Control. Notwithstanding the foregoing, the number of shares subject to this Award shall always be a whole number. Any adjustments made by the Committee shall be conclusive and binding for all purposes of the Plan.

     13.    The Awards shall not confer upon the Optionee any right with respect to the continuance of employment with any of the Company and its affiliates, nor shall it affect any right which any of the Company and its affiliates may have to terminate the employment of the Optionee.

     14.    The Optionee (or Optionee's transferee) shall not be entitled to the rights of a stockholder with respect to any shares of the Company's Common Stock subject to the Option prior to the date of issuance of a certificate or certificates for such shares (or in the event that the Company is using a book entry system, the date the Company makes the appropriate book entry). No adjustment shall be made for dividends or distributions or other rights with respect to such shares for which the record date is prior to the date the stock certificate or certificates are issued (or appropriate book entry is made).

     15.    A copy of the Plan has been delivered to the Optionee prior to the execution hereof and is on file at the Company's corporate offices in Portland, Maine and Binghamton, New York.

     16.     This Agreement shall be governed by the laws of the State of New York, other than its conflicts of laws provisions. In the event of an inconsistency between any term of the Plan and any term of this Agreement, the terms of the Plan shall govern.

     17.    Notwithstanding anything to the contrary contained in any other Section of this Agreement, the Options and Stock Appreciation Rights granted hereunder shall become immediately exercisable upon the occurrence of a Change in Control.

     18.     For purposes of this Section 18, a "Change of Control" shall mean the happening of any of the following events:

(i)  an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (l) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this definition; or

(ii)  a change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 18(ii), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board, but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or any entity controlled by the Company or such corporation resulting from such Corporate Transaction) will beneficially own, direct or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv)  the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
ENERGY EAST CORPORATION

By:
Secretary

Dated:

ACCEPTED AND AGREED TO:

Optionee acknowledges receipt of a copy of the Plan and represents that Optionee is familiar with the terms and provisions contained therein. Optionee hereby accepts the Awards subject to all of the terms and provisions of the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee as to any questions arising under the Plan, the Option and the Stock Appreciation Rights.

Optionee